SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 28, 2000
       -------------------------------------------------------------------

                          Pro Tech Communications, Inc.
                          -----------------------------
               (Exact name of Registrant as specified in Charter)


         Florida                                              59-3281593
-----------------------------                      -----------------------------
(State or other jurisdiction                       (IRS Employer Identification
of incorporation)                                              Number)


3311 Industrial 25th Street, Fort Pierce, Florida                    34946
--------------------------------------------------              ----------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number including area code:               (561)464-5100


                                      None
          (Former name or former address, if changes since last report)

Item 8.           CHANGE IN FISCAL YEAR.

     Pro Tech Communications, Inc.'s (the "Registrant") Board of Directors passed a resolution on December 28, 2000, changing the fiscal year end from October 31 to December 31. The Registrant will report the transition period on Form 10-K.

In accordance with the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.


  Signature                       Capacity                 Date
--------------------------------------------------------------------------------

 /s/ RICHARD HENNESSEY         Director, Secretary and        December 28, 2000
------------------------       President
     Richard Hennessey

 /s/ KEITH LARKIN              Chief Executive Officer,       December 28, 2000
------------------------       Treasurer and Chairman of
     Keith Larkin              the Board (Principal
                               Executive, Financial and
                               Accounting Officer)